FGI METROLINA PROPERTY INCOME FUND, LP

SUBSCRIPTION DOCUMENTS

FEBRUARY 2017

FGI METROLINA PROPERTY INCOME FUND, LP

SUBSCRIPTION INSTRUCTIONS

Any person subscribing (a "***Subscriber***") to invest in a limited partner interest (an "***Interest***") of FGI Metrolina Property Income Fund, LP, a Delaware limited partnership (the "***Fund***"), may do so only by means of the completion, delivery and acceptance of the subscription documents in this package (the "***Subscription Documents***") as follows:

- Completion of the Subscription Documents, which include:
  - o Subscriber Information Form: Complete all requested information;
  - o Subscription Agreement: Date and sign **two copies** of the signature page. Note that subscriptions by individual retirement accounts (IRAs) require the signature of the qualified IRA custodian or trustee of the IRA;
  - o U.S. Internal Revenue Service ("***IRS***") Form(s) W-8 and/or W-9: Complete and sign IRS Form W-9 to certify your tax identification number. If you are not a United States person, you must instead complete the appropriate IRS Form W-8. For the appropriate Form W-8 and an updated Form W-9, please go to www.irs.gov; and
  - o AML / KYC Documentation: Collect and return all the applicable investor identification documents that are listed in Appendix B.
- Delivery of the completed Subscription Documents (including duplicate signature pages);
- Payment for the full amount subscribed (the "Subscription Amount"); and
- Acceptance of the Subscription by FGI Metrolina GP, LLC, the Fund's general partner (the "***General Partner***").

Additional information regarding these Subscription Documents and the subscription process is set out below. All references herein to "dollars" or "$" are to U.S. dollars.

DELIVERY INSTRUCTIONS. Subscription Documents should be delivered **at least one business day prior to the subscription date** (unless otherwise agreed by the General Partner) to the General Partner, first via e-mail to **subscriptions@fundamentalglobal.com**. Originals should then be sent to the General Partner at the following address:

FGI Metrolina GP, LLC
4201 Congress Street, Suite 140
Charlotte North Carolina 28209

Telephone: (704) 323-6851
Attention: Kyle Cerminara

All Subscription Documents will be returned to the Subscriber if this subscription is not accepted.

Evidence of Authorization. Subscribers (other than natural persons subscribing for their own account) may be required to submit the following evidence of authorization:

(1) *Corporation: certified corporate resolutions authorizing the subscription and identifying the corporate officer(s) empowered to sign the Subscription Documents.*

(2) *Partnership: partnership certificate (in the case of limited partnerships) or partnership agreement identifying the general partners.*

(3) *Trust: trust agreement or relevant portions thereof showing appointment and authority of trustee(s).*

(4) *Employee benefit plan (including individual retirement account): certificate of the trustee or an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.*

Entities may be requested to furnish other or additional documentation evidencing their authority to invest in the Fund. YOUR SUBSCRIPTION WILL NOT BE DEEMED COMPLETE UNTIL ALL OF THE REQUIRED DOCUMENTATION LISTED HEREIN AND ADDITIONALLY REQUESTED DOCUMENTATION IS RECEIVED BY THE GENERAL PARTNER.

Subscription Payments; Closing Date. Payments for the amounts subscribed must be made by wire transfer to an account designated by the General Partner, which shall initially be:

To:	[_____]
SWIFT:	[_____]
ABA No.:	[_____]
F/C/T:	**FGI Metrolina Property Income Fund, LP**
Account No.:	[_____]
Reference:	[*Subscriber Name*]

The General Partner will notify each Subscriber as to the amount and due date of its capital contribution. Unless otherwise agreed to by the General Partner, the initial capital contribution is payable by wire transfer at least one business day prior to the proposed date of subscription.

ACCEPTANCE OF SUBSCRIPTIONS. The acceptance of subscriptions is within the absolute discretion of the General Partner, which may require additional information prior to making a determination. The Subscription Documents are not deemed accepted by the Fund until either a trade confirmation is issued by the General Partner on behalf of the Fund or the investor has received a countersigned signature page to the Subscription Documents. The General Partner will seek to notify the Subscriber of its acceptance or rejection of the subscription prior to the date of subscription. Neither the Fund nor the General Partner will be responsible for any lost profits, revenue or damage of any kind due to a delayed acceptance or rejection of Subscription Documents. If the Subscription Documents are rejected, the Fund will promptly refund (without interest) to the Subscriber any Subscription Amounts received by the Fund.

ADDITIONAL INFORMATION. For additional information concerning subscriptions, prospective investors should contact Kyle Cerminara at the office of the General Partner (telephone: (704) 323-6851).

FGI METROLINA PROPERTY INCOME FUND, LP

PRIVACY POLICY

The Fund takes precautions to maintain the privacy of personal information concerning the Fund's current and prospective Subscribers that are natural persons (including IRAs). These precautions include the adoption of certain procedures designed to maintain and secure such Subscribers' nonpublic personal information from inappropriate disclosure to third parties. Federal regulations require the Fund to inform Subscribers of this privacy policy.

The Fund collects nonpublic personal information about its Subscribers from the following sources:

- Information the Fund receives from a Subscriber in these Subscription Documents or other related documents or forms;
- Information about a Subscriber's transactions with the Fund, its affiliates, or others, including service providers that are necessary to carry on our everyday business; and
- Information the Fund may receive from a consumer reporting agency.

The Fund does not disclose any nonpublic personal information about its prospective, existing or former Subscribers to anyone, except to service providers that have been advised as to proper handling of the information and otherwise as permitted or required by law and regulation.

The Fund restricts access to nonpublic personal information about its Subscribers to those employees and agents of the Fund who have been advised as to the proper handling of such information and who need to know that information in order to provide services to its Subscribers. The Fund may also disclose such information to its affiliates and to service providers and financial institutions that provide services to the Fund that are necessary or appropriate for the administration of the Fund and the effectuation of its transactions or are otherwise permitted by law, such as prime brokers and administrators. The Fund will require such third party service providers and financial institutions to protect the confidentiality of the Subscribers' nonpublic personal information and to use the information only for purposes for which it is disclosed to them. The Fund may also disclose nonpublic personal information to regulatory authorities as required or permitted by applicable law. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to safeguard the Subscribers' nonpublic personal information and which the Fund believes are adequate to prevent unauthorized disclosure of such information.

The Fund does not otherwise provide information about current, former and prospective individual Subscribers to outside firms, organizations or individuals except at the Subscriber's request or to attorneys, accountants and auditors of any current, former and prospective individual Subscriber.

If you have any questions concerning this privacy policy, please contact Kyle Cerminara at the office of the General Partner (telephone: (704) 323-6851).

FGI METROLINA PROPERTY INCOME FUND, LP

SUBSCRIBER INFORMATION FORM

PART A OF THIS SUBSCRIBER INFORMATION FORM IS DIVIDED INTO THREE SECTIONS. ALL SUBSCRIBERS ARE REQUIRED TO COMPLETE SECTION I. SUBSCRIBERS WHO ARE NATURAL PERSONS, INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) OR GRANTOR TRUSTS MUST COMPLETE SECTION II. ALL OTHER SUBSCRIBERS MUST COMPLETE SECTION III.

ALL SUBSCRIBERS MUST COMPLETE THE SUBSCRIBER QUALIFICATION QUESTIONS IN **PART B**.

SUBSCRIBERS SUBSCRIBING AS A CUSTODIAN OR AN AGENT ON BEHALF OF A BENEFICIAL OWNER SHOULD COMPLETE THE QUESTIONS BELOW WITH REFERENCE TO THE BENEFICIAL OWNER OF THE INTEREST.

PART A – SUBSCRIBER INFORMATION

SECTION I. TO BE COMPLETED BY ALL SUBSCRIBERS

1. Identity of Subscriber

Name(s):		Country of domicile/ Citizenship	
	Maison Insurance Company		USA
	______________________		______________________

Category of Investor: Please check one of the following boxes that best describes the beneficial owner(s) for whose account an Interest is being acquired.

☐	Broker-dealer	☐	Banking or thrift institution (proprietary)
☒	Insurance company	☐	State or municipal government pension plan
☐	Investment company registered with the Securities and Exchange Commission	☐	Sovereign wealth fund or foreign official institution
☐	Private fund[1]	☐	Individual that is a United States person[2] (or a trust of such person)

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1 A "***private fund***" means an issuer that would be an "investment company" (as defined by Section 3 of the Investment Company Act of 1940) but for Section 3(c)(1) or 3(c)(7) thereof.

2 A "***United States person***" has the meaning in Rule 203(m)-1 under the Investment Advisers Act of 1940 and includes any natural person that is resident in the United States of America (including its territories or possessions).

☐	Non-profit	☐	Individual that is not a United States person (or a trust of such person)
☐	Pension plan (other than a governmental pension plan)	☐	State or municipal governmental entity[3] (other than a governmental pension plan)
☐	Other		

If "Other" was checked, please describe: ______________________________

____

Form of Ownership and/or Subscriber: in addition, please check all of the boxes that describe the beneficial owner(s) for whose account an Interest is being acquired.

☐	Joint (spouses)	☐	Private tax-exempt foundation
☐	Joint (other)	☐	Family partnership or LLC
☐	Personal trust (taxable to grantor)	☐	Tax-exempt endowment
☐	Personal trust (other)	☐	Other tax-exempt organization
☐	Individual retirement account	☐	Employee benefit plan (self-directed)
☐	Fund of funds[4]	☐	Employee benefit plan (trustee directed)
☐	Charitable trust	☒	Business entity (other)

If "Business entity (other)" was checked, please describe the business entity:

Corporation

____

[3] "***Governmental entity***" means any state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.

[4] "***Fund of funds***" means a private fund that invests 10 percent or more of its total assets in other pooled investment vehicles, whether or not they are also private funds, or registered investment companies.

2. Contact Information

Primary Contact for Notices and Communications

Name: Maison Insurance Company

Mailing Address: 1511 N. Westshore Blvd., Suite 870

Tampa, Florida 33607

Telephone: 813-579-6213

Fax: 813-579-6237

E-mail: jhill@maisonins.com; dcase@maisonins.com; bbottjer@maisonins.com

Secondary Contact for Notices and Communications (optional)

Name: ______

Mailing Address: ______

______

Telephone: ______

Fax: ______

E-mail: ______

Send copy of Financial Statements and Tax Information Returns to (optional)

Name: ______

Mailing Address: ______

______

Telephone: ______

Fax: ______

E-mail: ______

Please set forth below the names of persons authorized by the Subscriber to give and receive instructions between the Fund and the Subscriber together with their respective signatures. Such persons are the only persons so authorized until further written notice to the General Partner signed by one or more of such persons.

Name	Signature

3. **Remitting Bank or Financial Institution**

Except as otherwise agreed by the General Partner, all subscriptions are payable in full by wire transfer of readily available funds to the account of the Fund **at least one business day prior to the proposed date of subscription,** unless otherwise agreed by the General Partner. Please identify the bank or other financial institution (the "***Wiring Institution***") from which the Subscriber's funds will be wired. Note that amounts paid to the Subscriber will be paid to the same account from which its subscription funds were originally remitted, or, if the General Partner agrees, to another account in the name of the Subscriber.

A. Name of Wiring Institution:[5] Hancock Whitney Bank

Address:[6] 228 St. Charles Avenue

New Orleans, LA 70130

ABA, Chips or SWIFT Number: ____________

Account Name: Maison Insurance Company

Account Number: ____________

For Benefit of: Maison Insurance Company
[Subscriber Name]

Account Representative: K. C. Misemer

Telephone: 813-998-2884

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[5] Important notice: please instruct your bank to ensure that the originating account and bank information is available in the wire. **Your transaction may be delayed or rejected if this information is not provided.**

[6] If the Wiring Institution is not located in a jurisdiction that is member of the Financial Action Task Force on Money Laundering (the "***FATF***"), the General Partner may require additional information. For a current list of FATF members see: www.fatf-gafi.org.

B. Is the Subscriber a customer of the Wiring Institution?

☒ Yes ☐ No

If you responded "No," please contact the General Partner for additional information that may be required.

4. **Electronic Delivery of Reports and Other Communications**

The Fund may make reports and other communications available in electronic form, such as E-mail or by posting on a web site (with notification of the posting by E-mail). Do you consent to receive deliveries of reports and other communications from the Fund (including annual and other updates of our consumer privacy policies and procedures) exclusively in electronic form without separate mailing of paper copies?

☒ Yes ☐ No

5. **Information Regarding Actual Ownership of the Interest**

Is the Subscriber subscribing for an Interest with the intent to sell, distribute or transfer the Interest to any other person or persons?

☐ Yes ☒ No

Is the Subscriber subscribing for an Interest as agent, nominee, trustee, partner, or otherwise on behalf of, for the account of, or jointly with any other person or entity?

☐ Yes ☒ No

Will any other person or persons have a beneficial interest in the Interest acquired or a right to receive payments through contract or otherwise relating to the increase or decrease in value of the Interest (other than as a shareholder, partner or other beneficial owner of equity interests in the Subscriber)?

☐ Yes ☒ No

Does the Subscriber control, or is the Subscriber controlled by or under common control with, any other existing or prospective investor in the Fund?

☐ Yes ☒ No

Note: If any of the above questions were answered "Yes," please provide identifying information or contact the General Partner:

____

6. **Government Entities**

Is the Subscriber a government entity or an officer, agent or employee thereof acting in his or her official capacity?

☐ Yes ☒ No

Note: For the purposes of this question *only*, Government entities include all state and local governments, their agencies and instrumentalities, and any investment programs, defined benefit plans as defined in Section 414(j) of the Internal Revenue Code of 1986 (the "***Code***"), state general funds, pools of assets or plans sponsored or established by state and local governments, including all public pension plans and any participant-directed plan or program of a government entity, such as ''qualified tuition plans'' authorized by section 529 of the Code and retirement plans authorized by section 403(b) or 457 of the Code.

7. **Ability to Bear Risk**

Does the Subscriber have the financial ability to bear the economic risk of this investment and have adequate means to provide for its current needs and contingencies?

☒ Yes ☐ No

8. **Purchase of Interest Using Financing**

Is the Subscriber subscribing for an Interest using the financing of a third party, such as the proceeds of a loan?

☐ Yes ☒ No

9. **Common Beneficial Ownership with other Investors**[7]

Does the Subscriber have any Affiliated Investors in the Fund?

☐ Yes ☒ No

Has the Subscriber agreed to act together with any other person for the purpose of acquiring, holding, voting or disposing of the Interests?

☐ Yes ☒ No

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[7] For purposes of question 9: "***Affiliated Investor***" means any investor who would be deemed to be a Controlling Person with respect to the Interests held by the Subscriber or who would have an indirect Controlling Person in common. A "***Controlling Person***" with respect to a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares, or is deemed to have or share, (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security and any person that has the right to become a Controlling Person as described in (i) or (ii) within 60 days, including through the exercise of an option, the termination of a contract or otherwise.

If either of the above questions was answered "Yes," identify the Affiliated Investor or the investor with which it has agreed to act together:

____

____

SECTION II. ADDITIONAL QUESTIONS FOR NATURAL PERSONS, INDIVIDUAL RETIREMENT ACCOUNTS OR GRANTOR TRUSTS

1. **Please indicate desired type of ownership interest**

   ☐ Individual ☐ Individual Retirement Account
   ☐ Joint ☐ Grantor Trust

2. **Place of Residence**

   (a) Indicate the state where Subscriber has his or her principal residence:

   ____

   Note: If you are married and live in a community property state, both you and your spouse must sign the signature page of the Subscription Agreement. Community property states are Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington and Wisconsin. Property held by married persons resident in Alaska may also be subject to community property law if the married persons opted into the community property regime.

   (b) Is the Subscriber or trust grantor a United States citizen or permanent resident of the United States?

   ☐ Yes ☐ No

3. **Social Security Number:** ______________________

4. **Joint Subscriptions**

   If you are subscribing with another person, please answer the following questions:

   (a) Please indicate type of ownership interest:

   ☐ Joint tenants (rights of survivorship)
   ☐ Tenants in common (no rights of survivorship)

   (b) If you are subscribing for an Interest jointly with another person, please answer the following questions:

   (i) Is the other person a United States citizen or permanent resident of the United States?

   ☐ Yes ☐ No

   (ii) If the answer to the above question is "Yes," please provide such other person's U.S. Social Security number:

   ____

5. **Individual Retirement Account Investors**

(a) If the Subscriber is subscribing as a trustee or custodian for an individual retirement account, is the Subscriber a qualified IRA custodian or trustee?

☐ Yes ☐ No

(b) Name of qualified IRA trustee or custodian:

____

____

SECTION III. ADDITIONAL QUESTIONS FOR ENTITIES AND NON-GRANTOR TRUSTS

1. **Organizational Data**

(a) Legal form of entity: Corporation

(b) Jurisdiction of organization: Louisiana, USA

(c) Year of organization: 2012

(d) Briefly identify the Subscriber's primary business: Insurance

(e) Identify the Subscriber's principal place of business:

9100 Bluebonnet Centre Boulevard, Suite 502

Baton Rouge, LA 70809-2953

(f) If the Subscriber is an investment company or a private fund,[8] please answer both of the following questions:

(i) Does the current amount of the Subscriber's subscription to the Fund exceed 40% of the value of the Subscriber's total assets?

☐ Yes ☐ No

(ii) Provide the total number of shareholders, partners or other holders of equity or beneficial interests or other securities (including debt securities other than short-term paper of the Subscriber). If the number is more than 100, it is sufficient to respond "more than 100."

____

[8] A "***private fund***" means an issuer that would be an "investment company" (as defined by Section 3 of the Investment Company Act of 1940) but for Section 3(c)(1) or 3(c)(7) thereof.

(g) Is the Subscriber a wholly owned or majority-owned subsidiary of another entity?

☒ Yes ☐ No

If yes, please provide name and address:

1347 Property Insurance Holdings, Inc.; same address as noted in Section III., 1., (e)

(h) Is the direct parent of the Subscriber a wholly owned or majority-owned subsidiary of another entity?

☐ Yes ☒ No

If yes, please provide name and address:

____

(i) Was the Subscriber organized for the specific purpose of acquiring an Interest?

☐ Yes ☒ No

(j) Have shareholders, partners or other holders of equity or beneficial interests in the Subscriber been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in the Subscriber's investment in the Fund (*i.e.*, have investors in the Subscriber been permitted to determine whether their capital will form part of the specific capital invested by the Subscriber in the Fund)?

☒ Yes ☐ No

(k) If the answer to either question (i) or (j) above was "Yes," provide the total number of shareholders, partners or other holders of equity or beneficial interests or other securities (including debt securities other than short-term paper of the Subscriber). If the answer is more than 100, it is sufficient to state "more than 100."

One Shareholder; 1347 Property Insurance Holdings, Inc.

2. **Benefit Plan Accounts**

(a) Is the Subscriber (1) an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("***ERISA***"), (2) a "plan" subject to Section 4975 of the Code, (3) an entity that otherwise constitutes a "benefit plan investor" within the meaning of any Department of Labor regulation promulgated under Section 3(42) of ERISA, (a party described in (1), (2), or (3), a "***Plan***"), or (4) an entity whose underlying assets include "plan assets" for purposes of ERISA by reason of a Plan's investment in the Subscriber (a "***Plan Asset Entity***")?

☐ Yes ☒ No

(b) Is the Subscriber a Plan that is both voluntary and contributory?

☐ Yes ☒ No

(c) Have beneficiaries of the Plan been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in the Plan's investment in the Fund (*i.e.*, have beneficiaries of the Plan been permitted to determine whether their capital will form part of the specific capital invested by the Plan in the Fund)?

☐ Yes ☒ No

(d) Is the Subscriber either (1) an insurance company general account the underlying assets of which include "plan assets" for purposes of ERISA or (2) a Plan Asset Entity?

☐ Yes ☒ No

If the answer is "Yes", the maximum percentage of the Subscriber constituting "plan assets" will be:

____

(Note that the Subscriber has an obligation under the Subscription Agreement to promptly notify the Fund if this percentage is exceeded).

3. **Regulated Institutions**

(a) Is the Subscriber a regulated institution that is subject to legal or regulatory restrictions or limitations on the nature of its investments (such as a bank or an insurance company)?

☒ Yes ☐ No

(b) If the answer is "Yes," has the Subscriber verified that the proposed subscription is in compliance with applicable laws and regulations?

☒ Yes ☐ No

4. **Tax Information**

(a) Employer identification number:

____

(b) Indicate the annual date on which the Subscriber's taxable year ends for purposes of reporting federal income tax or filing information returns:

December 31

(c) Is the Subscriber exempt from federal income tax (e.g., a qualified employee benefit plan or trust, retirement account, charitable remainder trust, or a charitable foundation or other tax-exempt organization described in Section 501(c)(3) of the Code)?

☐ Yes ☒ No

5. **Bank Investors**

(a) Is the Subscriber an insured depository institution, as defined in the Federal Deposit Insurance Act or a company that controls directly or indirectly an insured depository institution?

☐ Yes ☒ No

(b) Is the Subscriber treated as a bank holding company for the purposes of Section 8 of the International Banking Act of 1978?

☐ Yes ☒ No

(c) Is the Subscriber a direct or indirect subsidiary or affiliate of an entity described in (a) or (b) above?

☐ Yes ☒ No

6. **FOIA or Similar Law**

Is the Subscriber subject to the Freedom of Information Act (5 U.S.C. Section 552), or any similar open public records laws of any state, municipality or foreign government that could result in the disclosure of confidential information relating to the Investment Manager, General Partner, the Fund or any of its investments?

If the answer is "Yes," please provide a citation to the relevant law.

No

PART B – SUBSCRIBER QUALIFICATION

Subscriptions will be accepted only from persons who qualify as eligible investors within the meaning of applicable federal and state securities regulations. Unless otherwise indicated, responses should be given by reference to the specific person for whose account the Interest is being acquired. The Subscriber may be required to provide such further information and execute and deliver such documents as the General Partner may reasonably request to verify that the Subscriber qualifies as an eligible investor.

SECTION I. ACCREDITED INVESTOR STATUS

Each Subscriber must indicate whether the intended beneficial owner of the Interest qualifies as an "accredited investor" pursuant to *at least one* of the following tests. (Please check *all* that apply, or, if none applies, consult the General Partner.)

FOR NATURAL PERSONS:

☐ The Subscriber is a *natural person* whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000, *excluding* the value of the Subscriber's primary residence.[9]

☐ The Subscriber is a *natural person* with individual income (without including any income of the Subscriber's spouse) in excess of $200,000 or joint income with that person's spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

☐ The Subscriber is a trust that is revocable or able to be amended by the grantor at any time or an individual retirement account and the grantor of the grantor trust or the owner of the individual retirement account is a *natural person* that meets the requirements described above.

FOR ENTITIES:

☒ The Subscriber is an *entity* with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and is one of the following:

- ☒ a corporation;
- ☐ a partnership;
- ☐ a limited liability company;
- ☐ a business trust; or
- ☐ a tax-exempt organization described in Section 501(c)(3) of the Code.

[9] An individual need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence other than (i) the amount by which the mortgage liability exceeds the fair value of the residence and (ii) any increase in the amount of the debt secured by the primary residence in the 60 days preceding the date hereof unless the increase was a result of the acquisition of the residence.

☐ The Subscriber is a personal (non-business) trust, other than an employee benefit trust, with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and whose decision to invest in the Fund has been directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the investment.

☐ The Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("***ERISA***"), (including an individual retirement account), which satisfies at least one of the following conditions:

- ☐ it has total assets in excess of $5,000,000;
- ☐ the investment decision is being made by a plan fiduciary that is a bank, savings and loan association, insurance company or registered investment adviser; or
- ☐ it is a self-directed plan (*i.e.*, a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account) and the decision to invest is made by those participants investing, and each such participant qualifies as an accredited investor.

☐ The Subscriber is an employee benefit plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions that has total assets in excess of $5,000,000.

☒ The Subscriber is licensed, or subject to supervision, by federal or state examining authorities such as a "bank," "savings and loan association," "insurance company," or "small business investment company" (as such terms are used and defined in 17 CFR §230.501(a)) or is an account for which a bank or savings and loan association is subscribing in a fiduciary capacity.

☐ The Subscriber is registered with the Securities and Exchange Commission as a broker or dealer or an investment company; or has elected to be treated or qualifies as a "business development company" (within the meaning of Section 2(a)(48) of the Investment Company Act of 1940, as amended (the "***Investment Company Act***"), or Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the "***Investment Advisers Act***")).

☐ The Subscriber is an entity in which *all* of the equity owners are persons described above.[10]

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10 If the entity is an irrevocable trust, please contact the General Partner to discuss whether the trust may be "looked through".

SECTION II. QUALIFIED CLIENT STATUS

Each subscriber must indicate whether the intended beneficial owner of the Interest qualifies as a "qualified client." IRAs and revocable grantor trusts should complete the questions for natural persons.

FOR NATURAL PERSONS:

☐ The Subscriber (or the grantor, in the case of a grantor trust) is a natural person whose net worth (together, in the case of a natural person, with assets held jointly with that person's spouse), at the time of subscription exceeds $2,100,000 *excluding* the value of the Subscriber's primary residence.[11]

FOR ENTITIES:

☒ The Subscriber is an entity that has a net worth at the time of subscription in excess of $2,100,000

If the Subscriber is an entity engaged primarily in investing or trading in securities (excluding a fund relying on Section 3(c)(7) of the Investment Company Act of 1940), state whether each of the shareholders, partners or other holders of equity or beneficial interests in the Subscriber (please answer both (A) and (B)):

(A) has a net worth of at least $2,100,000 *excluding* the value of the holder's primary residence:[12]

☐ Yes ☐ No

(B) is either an entity which is not engaged primarily in investing or trading in securities or a natural person:

☐ Yes ☐ No

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[11] An individual need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence other than (i) the amount by which the mortgage liability exceeds the fair value of the residence and (ii) any increase in the amount of the debt secured by the primary residence in the 60 days preceding the date hereof unless the increase was a result of the acquisition of the residence.

[12] See footnote 11 above.

FGI METROLINA PROPERTY INCOME FUND, LP

SUBSCRIPTION AGREEMENT

FGI Metrolina Property Income Fund, LP
c/o FGI Metrolina GP, LLC
4201 Congress Street, Suite 140
Charlotte, North Carolina 28209

Ladies and Gentlemen:

1. Documents Received

(a) The undersigned (the "***Subscriber***") hereby acknowledges having (i) received, read and understood the current Confidential Private Placement Memorandum, as supplemented (the "***Private Placement Memorandum***"), of FGI Metrolina Property Income Fund, LP, a limited partnership organized under the laws of the State of Delaware (the "***Fund***"), including but not limited to those sections dealing with risk factors, conflicts of interest, fees and tax consequences of an investment in the Fund, and the Limited Partnership Agreement of the Fund, as amended to date (the "***Partnership Agreement***") and (ii) been given the opportunity to (A) ask questions of, and receive answers from FGI Metrolina GP, LLC, the general partner of the Fund (the "***General Partner***") or one of its affiliates, including FGI Funds Management LLC, the investment manager of the Fund (the "***Investment Manager***"), concerning the terms and conditions of the offering and other matters pertaining to an investment in the Fund and (B) obtain any additional information that the General Partner and/or the Investment Manager can acquire without unreasonable effort or expense that is necessary to evaluate the merits and risks of an investment in the Fund.

(b) Appendix A hereto contains the definitions of certain capitalized terms used but not otherwise defined herein and should be read by the Subscriber prior to entering into this Subscription Agreement.

2. Subscription Commitment

(a) The Subscriber hereby irrevocably subscribes for a limited partner interest in the Fund (the "***Interest***"), subject to the Partnership Agreement, and agrees to contribute in cash (unless otherwise agreed by the General Partner) to the capital of the Fund, the amount set forth on the Signature Page of this Subscription Agreement. Such amount shall be payable in full in readily available funds by wire transfer to the bank account of the Fund at least one business day prior to the proposed date of subscription.

(b) The Subscriber understands that this subscription is not binding on the Fund until accepted by the General Partner, and it may be rejected, in whole or in part, by the General Partner in its absolute discretion. If and to the extent rejected, the Fund shall, to the extent permitted by law, return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Fund and the Subscriber shall have no further obligation to each other hereunder. The Subscriber acknowledges and accepts that none of the Fund, the General Partner, the Investment Manager nor their respective agents, affiliates or representatives shall be

responsible for any lost profit, revenue or damages of any kind due to a delayed acceptance or a rejected subscription.

1. Representations, Warranties and Covenants – All Subscribers

To induce the Fund to accept this subscription, the Subscriber hereby makes the following representations, warranties and covenants to the Fund and to the Fund's general and limited partners:

(a) The information set forth in the subscriber information form attached hereto (the "***Subscriber Information Form***"), which shall be considered an integral part of this Subscription Agreement, is true, correct, accurate and complete as of the date hereof, and will be relied upon by the Fund and the General Partner for the purpose of determining the eligibility of the Subscriber to purchase and own Interests in the Fund.

(b) The Subscriber hereby agrees to notify the General Partner immediately if any representation, warranty or tax certification contained in this Subscription Agreement, or any information provided pursuant to the Subscriber Information Form or otherwise (including, without limitation, information in any Forms W-8 or W-9) becomes untrue, misleading, or otherwise requires updating at any time. For so long as the Subscriber is a Limited Partner, the Subscriber further agrees to provide any revised or updated information necessary to cause the Subscriber Information Form to remain true and correct as soon as practicable upon the Subscriber becoming aware that any such change or revision is necessary. The Subscriber agrees to provide, if requested, any additional information and representations that may reasonably be required to substantiate the Subscriber's status as an "accredited investor," "qualified client" or to otherwise determine the eligibility of the Subscriber to purchase Interests and reconfirm the persons' tax status, including but not limited to (i) financial statements, tax returns, bank and brokerage statements and similar documentation, or (ii) a verification of accredited investor status by a third party verification agent that is acceptable to the General Partner. If the Subscriber's Interest is or will at any time in the future constitute more than 15 percent in interest of the Fund's voting securities, the Subscriber agrees to complete a separate questionnaire regarding any convictions, judgments, suspensions, bars or orders relating to securities offerings, commodity futures business or certain other businesses. Such questionnaire and the information and representations otherwise provided under this Section shall form a part of this document and shall be subject to, among other things, the indemnification provisions and the duty to update information contained in this Agreement. The Subscriber agrees to provide any additional information and execute any additional documents as may reasonably be required in connection with any subscription, credit facility or other similar borrowing arrangement by the Fund or any lender named in the credit facility or similar lending arrangement.

(c) The Subscriber consents to the disclosure of any such information by the Fund, the General Partner and the Investment Manager, and any other information furnished to the Fund, to each other, to any affiliate, to any other service provider, to any governmental authority or self-regulatory organization or, to the extent required by law or deemed (subject to applicable law) by the General Partner to be in the best interest of the Fund, to any other person or as required by any laws, rules, regulations and ordinances to which the Fund, the General Partner or the Investment Manager is subject.

(d) Except as disclosed in the accompanying Subscriber Information Form, the Subscriber is acquiring the Interest for the Subscriber's own account; does not have any contract, undertaking or arrangement with any person or entity to sell, transfer or grant a participation with respect to any of the Interest; and is not acquiring the Interest with a view to or for sale in connection with any distribution of the Interest.

(e) The Subscriber or an advisor or consultant relied upon by the Subscriber in reaching a decision to subscribe has such knowledge and experience in financial, tax and business matters as to enable the Subscriber or such advisor or consultant to evaluate the merits and risks of an investment in the Interest (including the risks set forth in the Private Placement Memorandum) and to make an informed investment decision with respect thereto and has made its own investment decision, including decisions regarding suitability based on its own judgment or upon the advice from such advisers as it deemed necessary and not upon the views or advice of the Fund, the General Partner, the Investment Manager or their affiliates or representatives.

(f) The Subscriber understands that the Interests have not been and will not be registered under the Securities Act of 1933, as amended (the "***Securities Act***"), or any state law and that the Fund is not registered under the Investment Company Act of 1940, as amended (the "***Investment Company Act***"). The Subscriber agrees to notify the Fund prior to any proposed sale, transfer, distribution or other disposition of the Interest or any beneficial interest therein, and will not sell, transfer, distribute or otherwise dispose of the Interest (including, without limitation, by pledge, option, swap or nominee or similar relationship, and further including, without limitation, the offering or listing of any Interest on or through any placement agent, intermediary, online service, site, agent or other similar person, service or entity) without the consent of the General Partner, which may be granted or withheld in its sole discretion, and unless the Interests are registered or such sale, transfer, distribution or other disposition is exempt from registration. The Subscriber understands that any such transfers without the consent of the General Partner are void *ab initio*. The Subscriber also understands that the Fund has no intention to register the Fund or the Interests with the Securities and Exchange Commission or any state and is under no obligation to assist the Subscriber in obtaining or complying with any exemption from registration. The Fund may require that a proposed transferee meet appropriate financial and other suitability standards and that the transferor furnish a legal opinion satisfactory to the Fund and its counsel that the proposed transfer complies with applicable federal, state and any other applicable securities laws. An appropriate legend evidencing such restrictions may be placed on any certificates issued representing the Interests and appropriate stop-transfer instructions may be placed with respect to the Interests.

(g) In formulating a decision to invest in the Fund, the Subscriber has not relied or acted on the basis of any representations or other information purported to be given on behalf of the Fund or the General Partner, except as set forth in the Private Placement Memorandum or the Partnership Agreement or the Form ADV (it being understood that no person has been authorized by the Fund or the General Partner to furnish any such representations or other information).

(h) The Subscriber did not become interested in subscribing for an Interest due to (1) any advertisement, article, notice or other communication published in any newspaper, magazine, internet website or similar media or broadcast over television or radio or (2) any

seminar or meeting whose attendees have been invited through general solicitation or general advertising.

(i) The Subscriber recognizes that there is not now any secondary market for Interests and that such a market is not expected to develop; accordingly, it may not be possible for the Subscriber readily to liquidate the Subscriber's investment in the Fund other than through a withdrawal from the Fund as provided in the Partnership Agreement and the Subscriber may be holding such Interests for an indefinite period of time.

(j) The Subscriber understands the investment objectives and policies of, and the investment strategies that may be pursued by, the Fund. The Subscriber's investment is consistent with the investment purposes and objectives and cash flow requirements of the Subscriber and will not adversely affect the Subscriber's overall need for diversification and liquidity.

(k) The Subscriber can afford a complete loss of its investment in the Fund and can afford to hold its investment in the Fund for an indefinite period of time.

(l) If the Subscriber is a natural person, the Subscriber is qualified to become a limited partner in the Fund and has the legal capacity to execute, deliver and perform this Subscription Agreement and the Partnership Agreement.

(m) If the Subscriber is a corporation, partnership, limited liability company, trust or other entity, it is authorized and qualified to become a limited partner in, and authorized to make its capital contribution to, the Fund and otherwise to comply with its obligations under the Partnership Agreement; the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so; and this Subscription Agreement has been duly executed and delivered on behalf of the Subscriber and is the valid and binding agreement of the Subscriber, enforceable against the Subscriber in accordance with its terms. In addition, such Subscriber will, upon request of the General Partner, deliver any documents, including an opinion of counsel to the Subscriber, evidencing the existence of the Subscriber, the legality of an investment in the Fund and the authority of the person executing this Subscription Agreement on behalf of the Subscriber.

(n) The purchase of the Interests hereunder and the compliance by such Subscriber with all of the provisions of this Subscription Agreement and the Partnership Agreement applicable to such Subscriber and the consummation by such Subscriber of the transactions herein and therein contemplated will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Subscriber is a party or by which such Subscriber is bound or to which any of the property or assets of such Subscriber is subject, nor (b) will such action result in any violation of (i), if such Subscriber is an entity, the provisions of the organizational documents of such Subscriber or (ii) any statute applicable to such Subscriber or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Subscriber or the property of such Subscriber.

(o) The Subscriber has carefully reviewed and understands the various risks of an investment in the Fund, as well as the fees and other compensation and conflicts of interest to which the Fund is subject, as set forth in the Private Placement Memorandum. The Subscriber

hereby consents and agrees to the payment of the fees and other compensation so described to the parties identified as the recipients thereof, and to such conflicts of interest. The Subscriber believes that the compensation terms of the Partnership Agreement represent an "arm's-length" arrangement and the Subscriber is satisfied that it has received adequate disclosure from the General Partner to enable it to understand and evaluate the compensation and other terms of the Partnership Agreement and the risks associated therewith.

(p) The Subscriber represents and warrants that neither it, nor any direct or indirect holder of any beneficial interest in the Interest (each a "***Beneficial Interest Holder***"), and, in the case of a Subscriber which is an entity, no Related Person is:

(1) A person or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Asset Control from time to time;

(2) A Foreign Shell Bank; or

(3) A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

The Subscriber agrees to promptly notify the General Partner or the person appointed by the General Partner to administer the Fund's anti-money laundering program, if applicable, of any change in information affecting this representation and covenant.

(q) The Subscriber represents that (except as otherwise disclosed to the General Partner in writing):

(1) neither it, any Beneficial Interest Holder nor any Related Person (in the case of a Subscriber that is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure's Immediate Family or any Close Associate of a Senior Foreign Political Figure;

(2) neither it, any Beneficial Interest Holder nor any Related Person (in the case of a Subscriber that is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns;[21] and

(3) its subscription funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an "offshore bank," or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

[21] The Treasury Department's Financial Crimes Enforcement Network ("***FinCEN***") issues advisories regarding countries of primary money laundering concern. FinCEN's advisories are posted at http://www.fincen.gov/pub_main.html.

(r) The Subscriber acknowledges and agrees that amounts paid to the Subscriber will be paid to the same account from which its subscription funds were originally remitted, or, if the General Partner agrees, to another account in the name of the Subscriber.

(s) If the Subscriber is purchasing the Interest as agent, representative or intermediary/nominee, or in any similar capacity for any other person, or is otherwise requested to do so by the General Partner, it shall provide a copy of its anti-money laundering policies ("***AML Policies***") to the General Partner. The Subscriber represents that (i) it is in compliance with its AML Policies, (ii) its AML Policies have been approved by counsel or internal compliance personnel who have been reasonably informed of the legal requirements and best practices for anti-money laundering policies and their implementation, and (iii) it has not received a deficiency letter, negative report or any similar determination regarding its AML Policies from independent accountants, internal auditors or some other person responsible for reviewing compliance with its AML Policies.

(t) The Subscriber represents and warrants that as a result of its acquisition and holding of an Interest: (i) the assets of the Fund will not constitute the assets of any employee benefit plan subject to any federal, state, local or non-U.S. law, rule or regulations ("***Similar Law***") that is similar to (A) the Employee Retirement Income Security Act of 1974, as amended ("***ERISA***"), or (B) Section 4975 of the Internal Revenue Code of 1986, as amended (the "***Code***"); (ii) neither the General Partner nor the Investment Manager will be considered to be a fiduciary of the Subscriber under any Similar Law; and (iii) no activity of the Fund contemplated in the Private Placement Memorandum or the Partnership Agreement will violate any Similar Law.

(u) The Subscriber will promptly provide any additional documentation the General Partner may request in the future to the extent that the General Partner determines necessary in order to comply with applicable anti-money laundering laws or policies or any other applicable law.

(v) The Subscriber acknowledges that due to anti-money laundering requirements operating within their respective jurisdictions, the Fund, the General Partner and/or the Investment Manager (as the case may be) may require additional documentation before a subscription application or withdrawal request can be processed. Please be aware that your failure to provide or a delay in providing any such documentation may result in a delay of your acceptance to the Fund, cause your subscription to be rejected entirely or delay the satisfaction of your withdrawal request, as applicable. The General Partner and the Investment Manager shall be held harmless and indemnified against any loss arising as a result of any such delay or rejection due to the Subscriber's failure to provide or delay in providing any such requested information.

(w) The Subscriber acknowledges and agrees that Interests in the Fund will not be issued until such time as the General Partner has received and is satisfied with all the information and documentation requested to verify the Subscriber's identity. Where at the sole discretion of the Fund, Interests are issued prior to the General Partner having received all the information and documentation required to verify the Subscriber's identity, the Subscriber will be prohibited from withdrawing any Interests so issued, and the Fund on its behalf reserves the right to refuse to make any withdrawal payment or distribution to the Subscriber, until such time as the General

Partner has received and is satisfied with all the information and documentation requested to verify the Subscriber's identity.

(x) The Subscriber acknowledges and agrees that each of the Fund, the General Partner and the Investment Manager may disclose to each other, to any affiliate, to any other service provider to the Fund or to any regulatory body in any applicable jurisdiction copies of the Subscriber's subscription documents and any information concerning the Subscriber in their respective possession, whether provided by the Subscriber to the Fund, the General Partner or the Investment Manager or otherwise, including details of the Subscriber's Interest, historical and pending transactions in the Interest and the value thereof, and any such disclosure shall not be treated as a breach of any restriction upon the disclosure of information imposed on any such person by law or otherwise.

(y) The Subscriber agrees to provide the General Partner any additional tax information or documentation that the General Partner believes will enable it, the Fund or any subsidiary of the foregoing to comply with or mitigate any of their respective tax reporting, tax withholding, and/or tax compliance obligations, including any such obligations under the Hiring Incentives to Restore Employment Act (P.L. 111-147), or which may arise as a result of a change in law or in the interpretation thereof.

(z) The Subscriber agrees that the tax certifications, representations, warranties or covenants required to be provided and agreements required to be entered into hereunder shall survive the acceptance and closing of this subscription and the dissolution of the Fund, without limitation as to time. Without limiting the foregoing, the Subscriber agrees (i) to give the Fund prompt written notice in the event that any tax statement, certification, representation, warranty or other information provided by the Subscriber herein or in any document required to be provided under this Agreement (including, without limitation, any forms W-9 and/or W-8) ceases to be true at any time following the date hereof, and (ii) from time to time to provide an updated tax statement, certification, representation, warranty or other information, as applicable.

(aa) The Subscriber agrees that the Fund intends to be classified and taxed as a partnership for U.S. federal income tax purposes and not as a publicly-traded partnership for such purposes, and that it will not transfer any Interest in the Fund, or cause any such Interest to be marketed, on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704(b)(2) of the Code or the U.S. Treasury regulations thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

(bb) The Subscriber understands that Akin Gump Strauss Hauer & Feld LLP ("***Akin Gump***") acts as U.S. counsel to the Fund, the General Partner, the Investment Manager and their affiliates. The Subscriber also understands that, in connection with this offering of Interests and ongoing advice to the Fund, the General Partner, the Investment Manager and their affiliates, Akin Gump will not be representing investors in the Fund, including the Subscriber, and no independent counsel has been retained to represent investors in the Fund. In addition, Akin Gump does not undertake to monitor the compliance of the Investment Manager and its affiliates with the investment program, valuation procedures and other guidelines set forth in the Private Placement Memorandum, nor does Akin Gump monitor compliance with applicable laws. In

preparing the Private Placement Memorandum, Akin Gump relied on information furnished to it by the Fund and/or the Investment Manager, and did not investigate or verify the accuracy or completeness of the information set forth therein concerning the Fund, the General Partner, the Investment Manager and their affiliates and personnel.

(cc) Legislation known as the U.S. Foreign Account Tax Compliance Act, Sections 1471 through 1474 of the Code and the U.S. Treasury regulations thereunder (whether proposed, temporary or final), including any successor provisions, subsequent amendments, and administrative guidance promulgated thereunder (or which may be promulgated in the future), any applicable intergovernmental agreement ("***IGA***") and related statutes, regulations or rules, and other guidance thereunder, any governmental authority pursuant to the foregoing authorities, and any agreement entered into by or with respect to the Fund (or any of its affiliates) ("***FATCA***") and/or any similar automatic tax information exchange arrangements impose or may impose a number of obligations on the Fund (or any of its affiliates). In this regard:

(1) The Subscriber acknowledges that the Fund is required to comply with FATCA and similar automatic tax information arrangements, and that, in order to comply with such requirements and to avoid the imposition of U.S. federal withholding tax, the Fund, the General Partner, and the Fund's and the General Partner's agents, including, but not limited to, the Investment Manager and its directors or officers, may, from time to time, (i) require further information and/or documentation from the Subscriber, which information and/or documentation may (A) include, but is not limited to, information and/or documentation relating to or concerning the Subscriber, the Subscriber's direct and indirect beneficial owners (if any), any such person's identity, residence (or jurisdiction of formation) and income tax status, and (B) need to be certified by the Subscriber under penalties of perjury, and (ii) provide or disclose any such information and documentation to the IRS, other governmental agencies of the United States, or to any applicable jurisdiction under the terms of a relevant IGA (including any implementing legislation enacted as a result thereof), and to certain withholding agents.

(2) The Subscriber agrees that it shall provide such information and/or documentation concerning itself and its direct and indirect beneficial owners (if any), as and when requested by the Fund, the General Partner or any of the Fund's or the General Partner's agents, as any such person, in its sole discretion, determines is necessary or advisable for the Fund (or any of its affiliates) to comply with its obligations under FATCA.

(3) The Subscriber agrees to waive any provision of law of any non-U.S. jurisdiction that would, absent a waiver, prevent compliance with FATCA by the Fund or any affiliate thereof, including, but not limited to, the Subscriber's provision of any requested information and/or documentation.

(4) The Subscriber acknowledges that if the Subscriber does not timely provide and/or update the requested information and/or documentation or

waiver (each, a "***FATCA Compliance Failure***"), as applicable, the Fund may, at its sole discretion and in addition to all other remedies available at law or in equity, immediately or at such other time or times redeem or withdraw all or a portion of the Subscriber's Interest or investment, prohibit in whole or part the Subscriber from participating in additional investments of the Fund and/or deduct from the Subscriber's account and retain amounts sufficient to indemnify and hold harmless the Fund, the General Partner and any of the Fund's agents (including but not limited to the Investment Manager), or any other Subscriber/investor, or any partner, member, shareholder, director, manager, officer, employee, delegate, agent, affiliate, executor, heir, assign, successor or other legal representative of any of the foregoing persons, from any and all withholding taxes, interest, penalties, cost, expenses and other losses or liabilities suffered by any such person(s) on account of a FATCA Compliance Failure; provided that the foregoing indemnity shall be in addition to and supplement any other indemnity provided under this Subscription Agreement.

(5) To the extent that the Fund, the General Partner and any of the Fund's agents, or any other subscriber/investor, or any partner, member, shareholder, director, manager, officer, employee, delegate, agent, affiliate, executor, heir, assign, successor or other legal representative of any of the foregoing persons suffers any withholding taxes, interest, penalties and/or other expenses and costs on account of the Subscriber's FATCA Compliance Failure, (a) the Subscriber shall promptly pay upon demand by or on behalf of the Fund to the Fund or, at the Fund's direction, to any of the foregoing persons, an amount equal to such withholding taxes, interest, penalties and other expenses and costs, or (b) the Fund may reduce the amount of the next distribution or distributions which would otherwise have been made to the Subscriber or, if such distributions are not sufficient for that purpose, reduce the proceeds of liquidation otherwise payable to the Subscriber by an amount equal to such withholding taxes, interest, penalties and other expenses and costs; provided that (i) if the amount of the next succeeding distribution or distributions or proceeds of liquidation is reduced, such reduction shall include an amount to cover interest on the amount of such withholding taxes, interest, penalties and other expenses and costs at the lesser of (A) the rate of 2% per annum over the rate of interest published from time-to-time in The Wall Street Journal, Eastern Edition, and designated as the prime rate, and (B) the maximum rate permitted by applicable law, and (ii) should the Fund elect to so reduce such distributions or proceeds, the Fund shall use commercially reasonable efforts to notify the Subscriber of its intention to do so. To the extent the Fund makes any such reduction of the proceeds payable to the Subscriber pursuant to sub-clause (b) of this paragraph (5), for all other purposes of the Partnership Agreement, the Subscriber will be treated as having received all distributions (whether before or upon liquidation) unreduced by the amount of such reduction.

(6) The Subscriber acknowledges that the General Partner, in consultation with its Investment Manager and any other agent(s), will determine in its sole discretion, whether and how to comply with FATCA, and any such determinations shall include, but not be limited to, an assessment of the possible burden to subscribers/investors, the Fund and the General Partner of timely collecting information and/or documentation.

(7) The Subscriber acknowledges and agrees that it shall have no claim against the Fund, the General Partner and any of the Fund's agents (including but not limited to the Investment Manager), or any other Subscriber/investor, or any partner, member, shareholder, director, manager, officer, employee, delegatee, agent, affiliate, executor, heir, assign, successor or other legal representative of any of the foregoing persons, for any damages or liabilities attributable to any FATCA compliance related determinations pursuant to paragraph (6) above; provided that, the foregoing shall be in addition to and supplement any other indemnity or "hold harmless" provision under this Subscription Agreement.

(dd) None of the Subscriber's subscription funds consist of "Proceeds of Municipal Securities" nor "Municipal Escrow Investments."

4. Representations, Warranties and Covenants – ERISA Subscribers

If the Subscriber is, or is acting on behalf of, an employee benefit plan (a "***Plan***") which is subject to ERISA or Section 4975 of the Code, to induce the Fund to accept this subscription, the Subscriber hereby makes the following additional representations, warranties and covenants to the Fund and to the Fund's general and limited partners:

(a) The person executing this Subscription Agreement on behalf of the Subscriber either is a "named fiduciary" (within the meaning of ERISA) of the Subscriber, or is acting on behalf of a named fiduciary of the Subscriber pursuant to a proper delegation of authority.

(b) The person executing this Subscription Agreement on behalf of the Subscriber represents and warrants on behalf of such person or the Subscriber, as applicable, as follows:

(1) The Subscriber is (A) an employee benefit plan subject to the fiduciary provisions of ERISA, (B) a "plan" subject to Section 4975 of the Code, (C) an entity that otherwise constitutes a "benefit plan investor" within the meaning of any Department of Labor regulation promulgated under Section 3(42) of ERISA (a party described in (A), (B) or (C), a "***Plan***"), or (D) any entity whose underlying assets include "plan assets", for purposes of ERISA by reason of a Plan's investment in the Subscriber (a "***Plan Asset Entity***").

(2) The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereunder, and in the Private Placement Memorandum and the Partnership Agreement will not result in a breach or violation of any charter or organizational documents

pursuant to which the Subscriber was formed, or any statute, rule, regulation or order of any court or governmental agency or body having jurisdiction over the Subscriber or any of its assets, or in any material respect, any mortgage, indenture, contract, agreement or instrument to which the Subscriber is a party or otherwise subject.

(3) The investment in the Fund is permitted by the documents of the Subscriber and such documents permit the Subscriber to invest in private investment funds that will engage in the investment program described in the Private Placement Memorandum.

(c) The Subscriber is not in any way affiliated with (*i.e.*, does not own or control, is not owned or controlled by, nor is under common ownership or control with) any person or entity which will receive compensation, directly or indirectly, from the Fund, as specifically identified and described in the Private Placement Memorandum.

(d) The Subscriber acknowledges and agrees that the decision to invest in the Fund and the review of the terms of the Fund must be made solely and independently by a fiduciary of the Subscriber who has no affiliation with the General Partner or any of its affiliates or employees, without relying on any recommendation of the General Partner or any of its affiliates or employees as a primary basis for its decision.

(e) The appropriate fiduciaries of the Subscriber have considered the investment in light of the risks relating thereto and fiduciary responsibility provisions of ERISA applicable to the Subscriber and have determined that, in view of such considerations, the investment is appropriate for the Subscriber and is consistent with such fiduciaries' responsibilities under ERISA, and the appropriate fiduciaries: (i) are responsible for the Subscriber's decision to invest in the Fund, including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that employee benefit plan investments be diversified so as to minimize the risk of large losses; (ii) are independent of the General Partner, the Investment Manager or the Fund and any of their affiliates and employees and of any person or entity that will receive compensation, whether directly or indirectly, from the Fund, as specifically identified and described in the Private Placement Memorandum; (iii) are qualified and authorized to make such investment decision; and (iv) in making such decision, have not relied on the recommendation of the General Partner, the Investment Manager or any of their affiliates or employees.

(f) The Subscriber through the appropriate fiduciaries has been given the opportunity to discuss the Subscriber's investment in the Fund, and the structure and operation of the Fund with the General Partner and the Investment Manager and has been given all information that the Subscriber or the appropriate fiduciaries have requested and which the Subscriber or the appropriate fiduciaries deemed relevant to the Subscriber's decision to participate in the Fund.

(g) In addition, each fiduciary of each Plan proposing to invest in the Fund will be represents that either (i) in connection with its decision to invest in the Fund, the undersigned is represented by an entity (A) described in 29 CFR §2510.3-21(c)(1)(i); (B) that is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies; (C) who acknowledges that neither the General Partner nor any of its affiliates or employees is undertaking to provide impartial investment advice, or to

give advice in a fiduciary capacity, in connection with the undersigned's investment in the Fund; and (D) who is acting as a fiduciary under ERISA with respect to the undersigned's investment in the Fund and is responsible for exercising independent judgment in evaluating such investment; and/or (ii) neither the General Partner nor any of its affiliates or employees has rendered "investment advice" (within the meaning of 29 CFR §2510.3-21(a)) to the undersigned in connection with the undersigned's decision to invest in the Fund.

5. Representations, Warranties and Covenants – Insurance Company General Account and Plan Asset Entity Subscribers

(a) If the Subscriber is acquiring an Interest with the assets of the general account of an insurance company (a "***General Account***"), the Subscriber represents, warrants and covenants that, on each day the Subscriber owns an Interest, either (i) the assets of such General Account are not considered to be plan assets within the meaning of Section 3(42) of ERISA, Department of Labor Regulations Section 2510.3-101 or Department of Labor regulations issued pursuant to Section 401(c)(1)(A) of ERISA, or (ii) the execution and delivery of this Subscription Agreement, and the acquisition and withdrawal of the Interest, is exempt from the prohibited transaction rules of Section 406(a) of ERISA and Section 4975(c)(1)(A) - (D) of the Code by virtue of Department of Labor Prohibited Transaction Class Exemption 95-60 or some other exemption of such rules.

(b) By signing this Subscription Agreement, each Subscriber that is either a Plan Asset Entity or using the assets of a General Account hereby covenants that if, after its initial acquisition of the Interest, at any time during any calendar month the percentage of the assets of such General Account (as reasonably determined by the Subscriber) or Plan Asset Entity, as applicable, that constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code exceeds the maximum percentage limit specified by the Subscriber in Question 2(d) of Part A Section III of the Subscriber Information Form, then such Subscriber shall promptly notify the Fund of such occurrence and the General Partner may require the Subscriber to withdraw or dispose of all or a portion of the Interests held in such General Account or by such Plan Asset Entity, as applicable, as specified in the Partnership Agreement by the end of the next following calendar month or such other time as may be determined by the General Partner.

6. Indemnification

(a) The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants and confirmations set out above and agrees that the subscription made hereby, if accepted by the General Partner, will be accepted in reliance thereon. The Subscriber agrees to indemnify and hold harmless the Fund, the General Partner, the Investment Manager and their affiliates, and the partners, members, managers, stockholders, other beneficial owners, officers, directors and employees of any of the foregoing (together, the "***Indemnified Persons***") from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys' fees and disbursements, which an Indemnified Person may incur by reason of, or in connection with, any representation or warranty made herein (or in the accompanying Subscriber Information Form) not having been true, correct and complete when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, in the Subscriber Information Form or in any other document provided by the Subscriber to the Fund.

(b) The Subscriber expressly consents to the Fund, the Investment Manager or the General Partner accepting and executing any instructions transmitted in written or facsimile form (or by other electronic means) in respect of an investment in the Fund to which this application relates (including, without limitation, withdrawal requests). If instructions are given by the Subscriber in facsimile form (or by other electronic means), the Subscriber undertakes to send the original letter of instructions to the Fund and the General Partner and hereby agrees to hold harmless and indemnify each of the Indemnified Persons against any loss of any nature whatsoever arising to any of them as a result of any of them acting upon instructions submitted by facsimile or by other electronic means. Each Indemnified Person may rely conclusively upon and shall incur no liability (i) for any loss arising from the non-receipt of any instructions relating to the Interests of the Subscriber delivered by facsimile or other electronic means or (ii) in respect of any action taken upon any notice, consent, request, instructions or other instrument believed in good faith to be genuine or to be signed by properly authorized persons on behalf of the Subscriber. Each Indemnified Person shall be allowed such amount of time to act on and implement any instructions as may be reasonable having regard to their systems and operations and any other circumstances then prevailing and shall not be liable for any loss arising from any delay in acting on any instruction.

7. Miscellaneous

(a) The Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber's rights, interest or obligations hereunder, is transferable or assignable by the Subscriber, and further agrees that the transfer or assignment of any Interest acquired pursuant hereto shall be made only in accordance with the provisions hereof, the Partnership Agreement and all applicable laws. Any assignment in violation of this Section 7(a) shall be null and void ab initio.

(b) The Subscriber agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder, and that this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

(c) All of the representations, warranties, tax certifications, covenants, agreements, indemnities and confirmations set out above and in the Subscriber Information Form shall survive the acceptance of the subscription made herein, the issuance of any Interest and the dissolution of the Fund without limitation as to time.

(d) This Subscription Agreement together with the Subscriber Information Form constitutes the entire agreement between the parties hereto with respect to the purchase of the Interest hereof and may be amended only by a writing executed by both parties.

(e) The Subscriber hereby agrees that any representation made hereunder will be deemed to be reaffirmed by the Subscriber at any time it makes an additional capital contribution to the Fund and the act of making such additional contribution will be evidence of such reaffirmation.

(f) Within 10 days after receipt of a written request therefor from the Fund, the Subscriber agrees to provide such information and to execute and deliver such documents as the

Fund may deem reasonably necessary to comply with any and all laws, rules, regulations, orders and ordinances to which the Fund is or may be subject.

(g) The Subscriber agrees to keep confidential, and not to make any use of (other than for purposes reasonably related to its investment in the Fund) or disclose to any person, any information or matter relating to the Fund and its affairs and any information or matter related to any investment of the Fund (other than disclosure to the Subscriber's authorized representatives); provided that (i) the Subscriber may make such disclosure to the extent that (x) the information to be disclosed is publicly known at the time of proposed disclosure by the Subscriber, (y) the information otherwise is or becomes legally known to the Subscriber other than through disclosure by the Fund, or (z) such disclosure is required by law or in response to any governmental agency request or in connection with an examination by any regulatory authorities; provided that such agency, regulatory authorities or association is aware of the confidential nature of the information disclosed; (ii) the Subscriber may make such disclosure to its Beneficial Interest Holders to the extent required under the terms of its arrangements with such persons; and (iii) the Subscriber will be permitted, after written notice to the General Partner, to correct any false or misleading information that becomes public concerning the Subscriber's relationship to the Fund. Prior to making any disclosure required by law, the Subscriber shall use its best efforts to notify the General Partner of such disclosure. Prior to any disclosure to any authorized representative or Beneficial Interest Holder, the Subscriber shall advise such persons of the confidentiality obligations set forth herein and each such person shall agree to be bound by such obligations. Notwithstanding the foregoing, the Subscriber may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the Fund and all materials of any kind (including opinions or other tax analyses) that are provided in connection with this Subscription Agreement to the Subscriber relating to such tax treatment or tax structure. The Subscriber acknowledges and agrees that the Fund and the General Partner would be damaged irreparably and would not have an adequate remedy at law if this Section 7(g) is not performed in accordance with its specific terms or is otherwise breached. Accordingly, in addition to any other remedy to which it may be entitled at law or in equity, each party will be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Section 7(g) and to enforce specifically this Section 7(g), without bond or other security being required. The rights and remedies in this Section 7(g) are cumulative and in addition to any other rights and remedies otherwise available at law or in equity. Nothing herein will be considered an election of remedies or a waiver of the right to pursue any other right or remedy to which party may be entitled.

(h) Except as otherwise indicated in Section A.I.4. of the Subscriber Information Form, the Subscriber has agreed to receive and accept reports and communications indefinitely from the Fund, the Investment Manager and the General Partner exclusively via e-mail to the e-mail address set forth in the Subscriber Information Form unless the Subscriber notifies the General Partner or the Investment Manager in writing that the Subscriber wishes to receive reports to either another e-mail address or alternatively, via regular mail in lieu of electronic mail. *If instructions are given by the Subscriber via e-mail, the Subscriber agrees to indemnify each Indemnified Person against any loss of any nature whatsoever arising to any of them as a result of any of them acting upon instructions submitted by facsimile or by other electronic means. Each Indemnified Person may rely conclusively upon and shall incur no liability in respect of any loss arising from (i) the non-receipt of any instructions relating to the interests of the Subscriber delivered via e-mail or (ii) any action taken upon any notice, consent, request,*

instructions or other instrument believed in good faith to be genuine or to be signed by properly authorized persons on behalf of the Subscriber.

(i) The General Partner will have the unilateral authority to require any investor to transfer its investment from the Fund to any Alternative Investment Vehicle, Affiliated Liquidating Vehicle or other affiliated funds established (and defined) pursuant to the Partnership Agreement or participate in a Fund investment through an Alternative Investment Vehicle, Affiliated Liquidating Vehicle or other affiliated funds. Each Subscriber hereby consents to the transfer of any investment in the Fund by the Subscriber which is accepted by the General Partner in accordance with this Subscription Agreement to any Alternative Investment Vehicle, Affiliated Liquidating Vehicle or other affiliated funds at the request of the General Partner and, to the extent determined by the General Partner to be necessary or appropriate to ensure equitable treatment among investors in the Fund and any Alternative Investment Vehicle, Affiliated Liquidating Vehicle or other affiliated funds, a rebalancing of existing portfolio positions among the Fund and any Alternative Investment Vehicle, Affiliated Liquidating Vehicle or other affiliated funds. This consent will only be effective with respect to transactions that will not result in a material increase in the management or incentive compensation received by the General Partner or any of its affiliates in connection with the Fund and any Alternative Investment Vehicle, Affiliated Liquidating Vehicle or other affiliated funds, a change of personnel managing the investments, or a material adverse change to any material term set forth in the Private Placement Memorandum.

(j) If the Subscriber is subscribing for Interests as a record owner in its capacity as agent, representative or nominee on behalf of one or more beneficial owners, it agrees that the representations, warranties and covenants made in this Subscription Agreement are made by it on behalf of itself and the beneficial owner(s).

8. Agreement to be a Limited Partner

Subject only to the acceptance of this Subscription Agreement by the General Partner, the Subscriber hereby joins in and agrees to be bound by the Partnership Agreement as a limited partner.

9. Notices

Any notice required or permitted to be given to the Subscriber in relation to the Fund shall be sent to the address specified in Part A, Section I of the Subscriber Information Form or to such other address as the Subscriber designates by written notice received by the General Partner.

10. Governing Law

This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any conflict of law principles that would result in the application of the laws of any other jurisdiction.

[Signature Page Follows]

FGI METROLINA PROPERTY INCOME FUND, LP

ADDITIONAL REPRESENTATION WITH RESPECT TO INVESTMENTS BY AN IRA OR SELF-DIRECTED PENSION PLAN

If the Subscriber is an IRA or self-directed pension plan, the individual who established the IRA or the individual who directed the pension plan's investment in the Fund, as the case may be, the "Fiduciary": (i) has directed the custodian or trustee of the Subscriber to execute this Agreement on the line set forth above for Authorized Signatory; and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representation and warranties made by the Subscriber herein.

____
Name

____
Signature

Name and Address of Custodian and
Contact Individual

____
____
____
____
____
____

Account or other Reference Number:

____
____

Custodian's Tax I.D. Number:

____
____

FGI METROLINA PROPERTY INCOME FUND, LP

SIGNATURE PAGE

(Complete and sign)

By signing below, the Subscriber (1) confirms that the information contained in the Subscriber Information Form is accurate and complete, (2) agrees to the terms of the Subscription Agreement and the Partnership Agreement and (3) requests that the records of the Fund reflect the Subscriber's admission as a limited partner.

Dated: May 30, 20 18

AMOUNT OF SUBSCRIPTION:

$ 2,219,000.00

Maison Insurance Company
Name of Subscriber

Name of Subscriber's Spouse
(if a natural person and purchasing jointly)

Subscriber's Signature
JOHN S. HILL

Signature of Spouse
(if a natural person and purchasing jointly)

V-P, SECRETARY, TREASURER & CFO
Name and title or representative capacity, if applicable

If the Subscriber is an individual retirement account, Keogh Plan or other self-directed plan, the custodian or trustee of the Subscriber is also required to execute this Agreement below:

Dated: ____________, 20 ____

Name of custodian or trustee

Signature
Title:

The Subscriber's subscription is accepted, subject to the provisions of the Subscription Agreement and the Partnership Agreement.

FGI Metrolina GP, LLC, General Partner

By:
Name: D. Kyle Cerminara
Title: Manager

Dated: ____________, 20 ____

APPENDIX A

DEFINITIONS

Beneficial Interest Holder: A holder of any beneficial interest in an Interest.

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure; includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

Foreign Bank: An organization that (a) is organized under the laws of a country outside the United States; (b) engages in the business of banking; (c) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (d) receives deposits to a substantial extent in the regular course of its business; and (e) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country; does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure, typically includes the political figure's parents, siblings, spouse, children and in-laws.

Municipal Entity: Any state, a political subdivision thereof or municipal corporate instrumentality of the above, including (a) any agency, authority or instrumentality of the above, (b) any plan, program or pool of assets sponsored or established by the above and (c) any other issuer of municipal securities.

Municipal Escrow Investments: Proceeds of municipal securities and any other funds of a Municipal Entity or obligated person, such as a guarantor, that are deposited in an escrow account to pay the principal of, premium, if any, and interest on one or more issues of municipal securities.

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. For FATF's list of non-cooperative countries and territories See http://www.fatf-gafi.org/topics/high-riskandnon-cooperativejurisdictions/.

Physical Presence: A place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis, (b) maintains operating records related to its banking activities and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

Proceeds of Municipal Securities: Any of the following: (a) monies derived by a Municipal Entity from the sale of municipal securities; (b) investment income derived from the investment or reinvestment of the monies in (a); (c) any monies of a Municipal Entity or obligated person, such as a guarantor, held in funds under legal documents for the municipal securities that are reasonably expected to be used as security or a source of payment for the payment of the debt service on the municipal securities, including, reserves, sinking funds, and pledge funds created for such purposes and (d) the investment income derived from the investment or reinvestment of monies in such funds.

Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

Related Person: With respect to any entity, interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that, in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term "***Related Person***" shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

Senior Foreign Political Figure: A current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, a senior executive of a non-U.S. government-owned corporation or other persons entrusted with prominent public functions. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001 (Pub. L. No. 107-56).